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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2002

IMH ASSETS CORP. (as depositor under a Series 2002-2 Indenture dated as of April 29, 2002, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2002-2)


                                IMH ASSETS CORP.
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             (Exact name of registrant as specified in its charter)


          CALIFORNIA                    333-83600             33-0705301
------------------------------         -----------         --------------------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
of Incorporation)                      File Number)        Identification No.)


1401 Dove Street
Newport Beach, California                         92660
-------------------------                        -------
(Address of Principal                           (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (949) 475-3600

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Item 2.      ACQUISITION OR DISPOSITION OF ASSETS.
             ------------------------------------

             For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
             ------------------------------------------------------------------

             (a)     Not applicable

             (b)     Not applicable

             (c)     Exhibits:



                  ITEM 601(a) OF
                  REGULATION S-K
  EXHIBIT NO.     EXHIBIT NO.           DESCRIPTION
  -----------     -----------           -----------
       1                   99           Computational Materials --
                                        Computational Materials (as defined in
                                        Item 5) that have been provided by the
                                        Underwriters to certain prospective
                                        purchasers of the IMH Assets Corp.
                                        Collateralized Asset- Backed Bonds,
                                        Series 2002-2 (filed in paper pursuant
                                        to the automatic SEC exemption pursuant
                                        to Release 33- 7427, August 7, 1997)





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Item 5.        OTHER EVENTS.
               ------------

        On or about April 29, 2002, the Registrant will cause the issuance and sale of approximately $496,250,000 initial principal amount of Collateralized Asset-Backed Bonds, Series 2002-2 (collectively, the "Bonds") pursuant to an Indenture, dated as of April 29, 2002, between Impac CMB Trust Series 2002-2, as Issuer, and Bankers Trust Company of California, N.A., as Indenture Trustee.

        In connection with the sale of the Series 2002-2 Bonds, (collectively, the "Underwritten Bonds"), the Registrant has been advised by Countrywide Securities Corporation and Greenwich Capital Markets, Inc. (together, the "Underwriters") that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Bonds following the effective date of Registration Statement No. 333-83600, which Computational Materials are being filed as exhibits to this report.

        The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Underwritten Bonds and by any other information subsequently filed with the Securities and Exchange Commission.

        The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

        ln addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Bonds (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Bonds might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Bonds.


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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        IMH ASSETS CORP.

                                        By: /s/ Richard J. Johnson
                                           ----------------------------------
                                        Name:  Richard J. Johnson
                                        Title: Chief Financial Officer

        Dated: April 23, 2002


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                                  EXHIBIT INDEX



               Item 601(a) of      Sequentially
Exhibit        Regulation S-K      Numbered
Number         Exhibit No.         Description                  Page
------         -----------         -----------                  ----
1              99                  Computational Materials      Filed Manually